Exhibit 99.1

Sweetgreen Completes Sale of Spyce to Wonder
The transaction transfers Sweetgreen’s Infinite Kitchen automation business to Wonder, enabling the company to further focus on its core restaurant operations.

LOS ANGELES, CA – December 29, 2025 – Sweetgreen, Inc. (NYSE: SG) today announced it has completed its previously announced sale of Spyce, the business unit responsible for developing and launching the Infinite Kitchen technology, to Wonder Group, Inc., consisting of $100 million in cash and shares of Series C Preferred Stock of Wonder with an implied value of $86.4 million based on the price per share at which shares were issued by Wonder to cash investors in its most recent preferred equity financing.

The sale marks a strategic milestone for Sweetgreen, enabling the company to reinvest in key priorities and focus on growth and operational efficiency. Sweetgreen expects to continue using the Infinite Kitchen technology in many of its restaurants through a long-term supply and services agreement, giving the company flexibility while ensuring the platform remains central to the guest experience.

Sweetgreen acquired Spyce in 2021 for approximately $70 million when including post-acquisition true-up and milestone amounts. Since then, Sweetgreen has successfully developed and scaled the Infinite Kitchen, which now operates in more than 20 Sweetgreen locations nationwide.

“This transaction reflects the strength of the Infinite Kitchen and the incredible work of the team behind it,” said Jonathan Neman, Co-Founder and CEO of Sweetgreen. “It allows us to stay focused on our long-term growth while continuing to benefit from a technology that has become a key part of our restaurant operations.”

About Sweetgreen:
Sweetgreen (NYSE: SG) is on a mission to build healthier communities by connecting people to real food. Since 2007, the brand has reimagined what fast food can be: fresh, flavorful, and built on real relationships with growers. Born at the farmers market, Sweetgreen’s supply chain now spans the country, still rooted in relationships with local farmers and growers. That foundation continues to guide its seasonal, chef-crafted menus across more than 280 locations nationwide, creating spaces where food, people, and purpose come together.

To learn more about Sweetgreen, its menu, and its loyalty program, visit www.Sweetgreen.com. Follow @Sweetgreen on Instagram, Facebook, YouTube, and X.

Contact: Rebecca Nounou
Sweetgreen Contact, Media:
press@sweetgreen.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Sweetgreen’s reinvestment in key priorities and focus on growth and operational efficiency, the ability of Sweetgreen to continue deploying Infinite Kitchens under the supply agreement and license agreement, and other anticipated impacts of the sale. In some cases, you can identify forward-looking statements because they contain words or phrases such as “anticipate,” “are confident that,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and are based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond Sweetgreen’s control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements, including the risk that Sweetgreen will be unable to realize the potential benefits of the sale and proposed collaboration with Wonder, or of future business and macro conditions, as well as other risks and uncertainties included in the reports Sweetgreen files with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2024 and subsequently filed quarterly reports on Form 10-Q. Except as required by law, Sweetgreen does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.